SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	June 6, 2005

Merrill Lynch & Co., Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-7182	13-2740599

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4 World Financial Center, New York, New York	10080

(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:	(212) 449-1000

(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

         Effective June 6, 2005, the Board of Directors of Merrill Lynch & Co., Inc. (“Merrill Lynch”) approved an amendment to Article III, Section 9 of Merrill Lynch’s By-Laws. The amendment provides that if the Chairman of the Board is not present, the meetings of the Board of Directors shall be led by an individual elected by the Board of Directors to act as the Lead Independent Director. The amended provision also provides that if a Lead Independent Director has not been elected or if such person is not present at the meeting, the officer prescribed in Article V, Section 6 of the By-Laws shall preside at the meeting. The previous provision did not provide for a Lead Independent Director and allowed the officer under Article V, Section 6 to preside if the Chairman was not present.

         The duties of the Lead Independent Director as established by the Board, and as set forth in the Merrill Lynch Corporate Governance Guidelines, are to (i) preside at all Board meetings when the Chairman is not present and establish the agendas for executive sessions with input from the other directors; (ii) serve as a liaison between the independent directors and the Chairman in matters relating to the Board as a whole (although all independent directors are encouraged to freely communicate with the Chairman and other members of management at any time); (iii) call meetings of the independent directors, as appropriate; and (iv) be available, at reasonable times and intervals, for consultation and direct communication with shareholders. The Board elected Jill K. Conway to serve as the Lead Independent Director, effective immediately.

         The amended Section 9 of Article III of the By-Laws reads in its entirety as follows:

ARTICLE III
BOARD OF DIRECTORS

         Section 9. Organization of Meetings. The Chairman of the Board shall preside at all meetings of the Board of Directors at which he is present. If the Chairman of the Board shall be absent from any meeting of the Board of Directors, the duties otherwise provided in this Section 9 of Article III to be performed by him at such meeting shall be performed at such meeting by the individual elected by the Board of Directors to act as Lead Independent Director. If no Lead Independent Director has been elected or if the Lead Independent Director is not present at the meeting, the officer prescribed by Section 6 of Article V shall preside at such meeting. If no such officer is present at such meeting, one of the directors present shall be chosen by the members of the Board of Directors present to preside at such meeting. The Secretary of the Corporation shall act as the secretary at all meetings of the Board of Directors, and in his absence a temporary secretary shall be appointed by the chairman of the meeting.

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         A copy of Merrill Lynch’s By-Laws will be filed as an Exhibit to Merrill Lynch’s Quarterly Report on Form 10-Q for the period ending July 1, 2005. The amended By-Laws are available on the Merrill Lynch Corporate Governance website at www.ir.ml.com.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MERRILL LYNCH & CO., INC.

(Registrant)

	By:	/s/	Judith A. Witterschein

Judith A. Witterschein
Corporate Secretary
Date: June 7, 2005

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